Exhibit 99.5

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of May 27, 2014, is entered into by and among the entity and the natural person identified on the signature pages hereto as Founding Unitholders (the “Founding Unitholders”), Flint Hills Resources, LLC, a Delaware limited liability company (“Parent”), and FHR Propylene, LLC, a Delaware limited liability company and Subsidiary of Parent (“Merger Sub”).  The Founding Unitholders, Parent and Merger Sub are sometimes referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

A.                 Parent, Merger Sub, PetroLogistics LP, a Delaware limited partnership (“MLP”), PetroLogistics GP LLC, a Delaware limited liability company (“MLP GP”), and Propylene Holdings LLC, a Delaware limited liability company (“GP Holdings”), have entered into an Agreement and Plan of Merger and Membership Interest Transfer Agreement, dated as of May 27, 2014 (as the same may be amended or otherwise modified from time to time by any amendment or modification thereto that is not an Adverse Amendment, the “Merger Agreement”), providing, among other things, for the merger of Merger Sub with and into MLP and the transfer by GP Holdings to Parent or one or more of its Affiliates of 100% of the membership interests of MLP GP.

B.                  On the date of this Agreement, each of the Founding Unitholders is the record and beneficial owner of the number of Common Units set forth opposite such Founding Unitholder’s name on Schedule I hereto as set forth therein (the “Disclosed Owned Units”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the Parties agree as follows:

1.             Unitholder Consent; Voting; Proxy

(a)                 Unitholder Consent. Each of the Founding Unitholders hereby agrees that, immediately following the execution and delivery of this Agreement and the Merger Agreement, such Founding Unitholder will execute and deliver to MLP a written consent in the form attached as Exhibit A hereto (the “Unitholder Consent”).  The Unitholder Consent shall be irrevocable, except as otherwise provided therein.

(b)                Voting.  Each Founding Unitholder hereby agrees that, except as otherwise contemplated by this Agreement or the Merger Agreement, (i) such Founding Unitholder shall not as the holder of its Covered Units (A) call, or join with other Unitholders to call, any special meeting of the Limited Partners or (B) take action by written consent inconsistent with this Agreement or (ii) at any meeting of the Limited Partners at which any of the matters described below in this clause (ii) are to be voted on, however called, or at any adjournment thereof, or in any circumstance in which the vote, consent or other approval of the Limited Partners is sought for such matters, such Founding Unitholder as the holder of its Covered Units, if it is entitled to do so, shall appear at each such meeting or otherwise cause all of its Covered Units to be counted as present thereat for purposes of calculating a quorum and shall vote its Covered Units, or cause its Covered Units to be voted, (A) for approval of the Merger Agreement and any related proposal in furtherance thereof (including any proposal relating to an amendment of the Merger Agreement contemplated by Section 6.4(d) thereof but excluding any Adverse Amendment) and (B) against: (1) any Alternative Proposal; (2) any action that would reasonably be expected to result in (x) a breach of or failure to perform any representation, warranty, covenant or agreement of either MLP Entity or GP Holdings under the Merger Agreement, or (y) any of the conditions set forth in Article VII of the Merger Agreement not being satisfied; (3) any change in the business or management of MLP or MLP GP or membership of the MLP GP Board (other than with respect to the transactions contemplated in the Merger Agreement); (4) any action that would prevent or materially delay, or would reasonably be expected to prevent or materially delay, the consummation of the Merger or the GP Equity Transfer; or (5) except as contemplated by the Merger Agreement, change in any manner the distribution policy or capitalization of, including the voting rights of any partners of, MLP.  No Founding Unitholder shall take or agree to take any action as a Unitholder which it has agreed not to take in Section 1(a) and this Section 1(b).

(c)                 Irrevocable Proxy.

(i)                   Each Founding Unitholder hereby, effective immediately upon such Founding Unitholder’s execution and delivery to MLP of its Unitholder Consent and without the need for any further action by such Founding Unitholder, during the Term (as defined in Section 6(a) below) (A) irrevocably grants to, and appoints, Parent, and any Person designated in writing by Parent, and each of them individually, such Founding Unitholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Founding Unitholder, to vote all of the Covered Units owned by such Founding Unitholder, or grant a consent or approval in respect of such Covered Units, in accordance with the terms of Section 1(b) on the matters set forth therein and (B) revokes any and all proxies heretofore given in respect of such Covered Units.

(ii)                 The attorneys-in-fact and proxies named above are hereby authorized and empowered by such Founding Unitholder at any time during the Term to act as such Founding Unitholder’s attorney-in-fact and proxy to vote the Covered Units owned by such Founding Unitholder, and to exercise all voting, consent and similar rights of such Founding Unitholder with respect to such Covered Units (including the power to execute and deliver written consents), solely with respect to matters set forth in Section 1(b), at every meeting of the Limited Partners and in every written consent in lieu of such a meeting in accordance with the terms of Section 1(b).

(iii)               Each Founding Unitholder hereby represents to Parent that any proxies heretofore given in respect of the Covered Units owned by such Founding Unitholder are not irrevocable and that any such proxies are hereby revoked, and such Founding Unitholder agrees to promptly notify MLP of such revocation.  Each Founding Unitholder hereby affirms that the irrevocable proxy granted by it herein is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of such Founding Unitholder under this Agreement.  Each Founding Unitholder hereby further affirms that the irrevocable proxy granted by it herein is coupled with an interest and may under no circumstances be revoked.  Each Founding Unitholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof in accordance with the terms hereof.

(iv)              All provisions of this Section 1, including the irrevocable proxy granted in this Section 1(c), shall automatically terminate upon termination of the Term.

(d)                 Adverse Amendment.  Notwithstanding anything to the contrary herein:

(i)                  Section 1(b) shall not apply with respect to any vote, consent or other approval of the Limited Partners in order to effect an amendment to the Merger Agreement that (A) reduces the amount, changes the form or imposes any material restrictions or additional conditions on the receipt of consideration payable in respect of Common Units owned by the Founding Unitholders or any other Unitholder in the Merger, (B) changes the Agreed Merger Consideration Differential or (C) is otherwise materially adverse to the Founding Unitholders or any other Unitholder in their capacities as owners of Common Units (an “Adverse Amendment”); and

(ii)                 Parent will not, and will cause any other Person designated by it or substituted as a Founding Unitholder’s proxy and attorney-in-fact pursuant to Section 1(c) not to, vote the Covered Units, or grant a consent or approval in respect of the Covered Units, for any Adverse Amendment.

2.                   No Disposition or Adverse Act.  Each Founding Unitholder hereby covenants and agrees severally and not jointly that, except as contemplated by this Agreement and the Merger Agreement, such Founding Unitholder shall not, without the prior written consent of Parent, during the Term (a) offer to Transfer (as defined in Section 8(t) below), Transfer or consent to any Transfer of any or all of the Covered Units (as defined in Section 8(t) below) or any interest therein, (b) enter into any Contract, including any option, with respect to any Transfer of any or all of the Covered Units or any interest therein, (c) grant any proxy, power-of-attorney or other authorization or consent or execute any written consent in or with respect to any or all of the Covered Units (other than (i) the Unitholder Consent and (ii) any proxy, power-of-attorney or other authorization that is (A) revocable and (B) directs the holder or grantee thereof to vote the Covered Units in accordance with this Agreement), with any such proxy, power-of-attorney or authorization purported to be granted by such Founding Unitholder being void ab initio, or (d) deposit any or all of the Covered Units into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Units.  Notwithstanding anything to the contrary herein, each Founding Unitholder may Transfer up to an aggregate of 150,000 of its Covered Units to the other Founding Unitholder (any such Transfer being referred to herein as a "Permitted Transfer"), and, when so Transferred, such Covered Units will become Covered Units of the transferee Founding Unitholder.  Any attempted Transfer of Covered Units or any interest therein in violation of this Section 2 shall be null and void.

3.                    Additional Agreements.

(a)                Certain Events. In the event of any unit dividend, subdivision, reclassification, recapitalization, split, split-up, unit distribution, combination, exchange of units or similar transaction or other change in the capital structure of MLP affecting the Covered Units or the acquisition of Additional Owned Units (as defined in Section 8(t) below) by a Founding Unitholder, (i) the type and number of Covered Units owned by such Founding Unitholder shall be adjusted appropriately to reflect the effect of such occurrence and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Units issued to or acquired by such Founding Unitholder.

(b)                Stop Transfer.  In furtherance of this Agreement, each Founding Unitholder hereby authorizes and instructs MLP (including through MLP’s transfer agent) to enter a stop transfer order with respect to any Transfer of the Covered Units owned by such Founding Unitholder (other than Permitted Transfers).  Each Founding Unitholder agrees that it will request MLP, as promptly as practicable after the date of this Agreement, to make a notation on its records and give instructions to the transfer agent for the Covered Units not to permit, during the Term, any Transfer of the Covered Units owned by such Founding Unitholder (other than Permitted Transfers).

(c)                Commencement or Participation in Actions.  Each Founding Unitholder hereby  agrees not to, as a Unitholder, commence or participate in, and to take, as a Unitholder, all actions necessary and effective to opt out of any class (if opting out is permitted) in any class action with respect to, any Transaction Litigation, including any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (ii) alleging a breach of any duty of MLP GP, in its capacity as general partner of MLP, or the MLP GP Board in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby; provided, however, that each Founding Unitholder shall be permitted as a Founding Unitholder or in any other capacity, to (A) participate in Transaction Litigation to defend itself or (B) commence a Proceeding, as part of pending Transaction Litigation or otherwise, to enforce its rights under this Agreement.  If any Founding Unitholder is for any reason unable to opt out of a class with respect to any Transaction Litigation and receives any consideration (for the avoidance of doubt, excluding any consideration received from the Paying Agent under the Merger Agreement) from any Person in connection with or as a result of such Transaction Litigation, such Founding Unitholder will pay all of such consideration to Parent by wire transfer of immediately available funds promptly (and, in any event, within five Business Days) following the later to occur of (A) the Closing Date and (B) the date on which such Founding Unitholder receives such consideration.

(d)                Additional Owned Units.  Each Founding Unitholder hereby agrees to notify Parent promptly in writing of the number and description of any Additional Owned Units.

(e)                 Related Party Transactions.  In connection with the Closing, each Founding Unitholder that is a natural person shall, and shall cause its controlled Affiliates to, take such actions as are necessary or required on its part for the termination of each Contract with any of the MLP Group Entities set forth on Schedule II hereto, effective at the Closing, and agrees that the MLP Group Entities shall have no further liabilities or obligations to such Founding Unitholder or Affiliates  thereunder from and after the Closing.

(f)                  Certain Instructions.  From time to time as appropriate, the Founding Unitholder that is a natural person will provide or cause to be provided written instructions to the Founding Unitholder that is a trustee to perform such trustee’s obligations as a Founding Unitholder hereunder.

4.                    Representations and Warranties of the Founding Unitholders.  The Founding Unitholders severally and not jointly represent and warrant to Parent and Merger Sub as follows:

(a)                Title.  On the date hereof, except as set forth on Schedule I hereto, (i) such Founding Unitholder is the sole record and beneficial owner of the Disclosed Owned Units set forth opposite its name on Schedule I hereto, (ii) such Disclosed Owned Units constitute all of the Equity Securities in MLP owned of record or beneficially by such Founding Unitholder and (iii) such Founding Unitholder has sole voting power and sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 2 and 3 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Covered Units set forth opposite its name on Schedule I hereto and with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement and the MLP Partnership Agreement.  Except as permitted or required by this Agreement or the Merger Agreement, and except as set forth on Schedule I hereto, the Covered Units of such Founding Unitholder are now, and at all times during the Term will be, held by a Founding Unitholder, free and clear of any and all Liens (other than under applicable securities Laws and as created by this Agreement and the MLP Partnership Agreement).

(b)               Organization and Qualification.  Each Founding Unitholder that is not a natural person is a legal entity duly formed or organized (as applicable), validly existing and in good standing under the Laws of the jurisdiction in which it is formed or organized, as applicable.

(c)                Authority.  Each Founding Unitholder that is not a natural person has all necessary power and authority and has taken all action necessary in order to execute and deliver this Agreement and, assuming its receipt of any required written instructions pursuant to Section 3(f), perform all of such Founding Unitholder’s obligations under this Agreement and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of such Founding Unitholder or its board of directors or managers or other corporate governing body or Person are necessary to authorize the execution, delivery or, subject to its receipt of any required written instructions pursuant to Section 3(f), performance of this Agreement or the consummation of the transactions contemplated hereby.  Each Founding Unitholder that is a natural person has the requisite legal capacity to execute and deliver this Agreement and perform all such Founding Unitholder’s obligations under this Agreement.

(d)               Due Execution and Delivery.  This Agreement has been duly executed and delivered by such Founding Unitholder and, assuming due authorization, execution and delivery of this Agreement by the other Parties hereto, constitutes a legal, valid and binding obligation of such Founding Unitholder, enforceable against such Founding Unitholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(e)                 No Filings; No Conflict or Default.  Neither the execution and delivery of this Agreement by such Founding Unitholder nor the consummation by such Founding Unitholder of the transactions contemplated by this Agreement, nor compliance by such Founding Unitholder with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of the organizational documents of such Founding Unitholder that is not a natural person, (ii) assuming that the Consents referred to in Section 3.5 of the Merger Agreement are obtained and the filings referred to in Section 3.5 of the Merger Agreement are made, (A) violate, in any material respect, any Law or Order applicable to such Founding Unitholder or by which it or any of its respective properties or assets may be bound or affected or (B) violate or conflict with, or result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, such Founding Unitholder under any Contract to which such Founding Unitholder is a party or by which it or any of its respective properties or assets may be bound or affected or (iii) result in the exercisability of any right to purchase or acquire any material asset of such Founding Unitholder, including the Covered Units, except, in the case of clause (ii) above, for any such violation, conflict, loss, default, termination, modification, cancellation, acceleration, or creation that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of any Founding Unitholder to consummate the transactions contemplated by this Agreement or perform its obligations under this Agreement.

(f)                  No Litigation.  As of the date hereof, there is no Proceeding pending (or, with respect to the Founding Unitholder that is a natural person, to the actual knowledge of such Founding Unitholder, threatened) against or affecting such Founding Unitholder that would reasonably be expected to impair the ability of such Founding Unitholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(g)                No Fees.  Such Founding Unitholder has not engaged, solely on its own behalf, any broker, investment banker or financial advisor, in connection with the transactions contemplated hereby.

(h)                 Receipt.  Such Founding Unitholder has received and reviewed a copy of the Merger Agreement.

5.                    Representations and Warranties of Parent and Merger Sub.  Parent and Merger Sub jointly and severally represent and warrant to the Founding Unitholders as follows:

(a)                Organization and Qualification.  Each of Parent and Merger Sub is a legal entity duly formed or organized (as applicable), validly existing and in good standing under the Laws of the jurisdiction in which it is formed or organized, as applicable.

(b)                Authority.  Each of Parent and Merger Sub has all necessary power and authority and has taken all action necessary in order to execute and deliver this Agreement and perform all of their respective obligations under this Agreement and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Parent or Merger Sub or their respective boards of managers or other corporate governing body or Person are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(c)                Due Execution and Delivery.  This Agreement has been duly executed and delivered by Parent or Merger Sub and, assuming due authorization, execution and delivery of this Agreement by the Founding Unitholders, constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(d)                No Filings; No Conflict or Default.  Neither the execution and delivery of this Agreement by Parent or Merger Sub nor the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement, nor compliance by Parent or Merger Sub with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of the organizational documents of Parent or Merger Sub or (ii) assuming that the Consents referred to in Section 3.5 of the Merger Agreement are obtained and the filings referred to in Section 3.5 of the Merger Agreement are made, (A) violate, in any material respect, any Law or Order applicable to Parent or Merger Sub or by which it or any of its respective properties or assets may be bound or affected or (B) violate or conflict with, or result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, Parent or Merger Sub under any Contract to which Parent or Merger Sub is a party or by which it or any of its respective properties or assets may be bound or affected, except, in the case of clause (ii) above, for any such violation, conflict, loss, default, termination, modification, cancellation, acceleration, or creation that, individually or in the aggregate, would not reasonably be expected to result in a Parent Material Adverse Effect.

(e)                No Litigation.  As of the date hereof, there is no Proceeding pending or, to the Knowledge of Parent or Merger Sub, threatened, against or affecting Parent or Merger Sub that would reasonably be expected to result in a Parent Material Adverse Effect.

(f)                  No Fees.  No broker, investment banker or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated hereby based on Contracts made by or on behalf of Parent or Merger Sub.

6.                    Termination.

(a)                 Term.  The term (the “Term”) of this Agreement shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual agreement of the Parties, (ii) the consummation of the Closing, and (iii) the termination of the Merger Agreement in accordance with its terms. Any proxy or consent granted under this Agreement shall be effective only during the Term.

(b)               Effect of Termination; Survival of Certain Provisions.  Upon termination of the Term, this Agreement shall terminate and become null and void and of no effect with no liability on the part of any Party hereto, provided that (i) such termination shall not relieve any Party from any liability for any breach of this Agreement prior to such termination and (ii) the provisions of this Section 6 and Sections 3(c), 7 and 8 shall survive any termination of this Agreement.

7.                    Exceptions.  This Agreement is executed by the Founding Unitholders solely in their capacity as holders of the Covered Units, and notwithstanding anything to the contrary in this Agreement, and whether or not any particular provision of this Agreement refers to this Section 7, this Agreement does not in any way limit or prohibit any natural person’s (including the Founding Unitholder that is a natural person) action or inaction (including with respect to an Alternative Proposal) in his or her capacity as an officer of MLP or MLP GP or member of the MLP GP Board.  The Founding Unitholder that is a natural person acknowledges that: (a) he has read and understands Section 6.4 of the Merger Agreement; (b) as an officer of MLP or MLP GP or member of the MLP GP Board, he is a "MLP Non-Solicit Party" as that term is used in Section 6.4 of the Merger Agreement; (c) in Section 6.4 of the Merger Agreement, the MLP Entities and GP Holdings have agreed that (i) the MLP Non-Solicit Parties will refrain from taking certain specified actions (the "Prohibited Actions")  and (ii) the MLP Non-Solicit Parties may take certain specified actions (the "Permitted Actions") only in accordance with, and subject to the satisfaction of specified conditions contained in, the provisions of Section 6.4 of the Merger Agreement; and (d) if a MLP Non-Solicity Party (i) fails to refrain from taking the Prohibited Actions or (ii) takes any Permitted Action other than in accordance with, and after satisfaction of the applicable conditions contained in, the provisions of Section 6.4 of the Merger Agreement, then (A) the MLP Entities and GP Holdings will have breached their obligations under Section 6.4 of the Merger Agreement, (B) in addition to any other remedy Parent and Merger Sub may have against the MLP Entities and GP Holdings with respect to such breach, under Section 8.1 (c)(i) of the Merger Agreement, Parent will have the right to terminate the Merger Agreement (unless such breaches are de minimis in nature and do not adversely affect Parent and Merger Sub or the Transactions), and (C) under Section 8.2(b)(i) of the Merger Agreement, upon any such termination, MLP will be obligated to pay to Parent the MLP Termination Fee.  None of Parent, Merger Sub or any of their Affiliates shall assert any claim that any action taken or not taken by a Founding Unitholder, or any of its Affiliates, in its capacity as an officer of MLP or MLP GP or member of the MLP GP Board violates this Agreement.  Additionally, (i) the Founding Unitholder that is a trustee executes this Agreement solely in its capacity as such, and notwithstanding anything to the contrary in this Agreement, and whether or  not any particular provision of this Agreement refers to this Section 7, its representations, warranties, covenants and agreements herein and the other provisions hereof relate to it only as such trustee, and not as trustee of any other trust, or for itself or in any corporate, individual, institutional, representative or other capacity, and relate only to the Covered Units owned by it of record as such trustee, and not with respect to any Common Units held or owned of record or beneficially as trustee of any other trust, or by it for itself or any Affiliate or in any other corporate, individual, institutional, representative or other capacity, and (ii) none of Parent, Merger Sub or any of their Affiliates shall assert any claim that any action taken or not taken by such Founding Unitholder in any other such capacity, or any of its Affiliates, violates this Agreement.

8.                     Miscellaneous.

(a)                 Entire Agreement.  This Agreement (together with Schedules I and II and  Exhibit A hereto) constitutes the entire agreement, and supersedes all other prior Contracts, both written and oral, among the Parties with respect to the subject matter of this Agreement.

(b)                Further Assurances.  Each Founding Unitholder shall execute and deliver such additional documents and take all such further lawful action as may be reasonably requested by Parent to consummate and make effective the arrangements contemplated hereby.  Without limiting the foregoing, the Founding Unitholders shall execute and deliver to Parent and any of its designees any additional consents or proxies, including with respect to Additional Owned Units, reasonably requested by Parent in furtherance of this Agreement.

(c)                No Assignment.  This Agreement shall not be assignable by operation of law or otherwise (other than (i) an assignment related to the death of a natural person so long as the assignee has agreed in writing to be bound, or is otherwise bound, by the terms of this Agreement or (ii) an assignment by a trustee to an additional or successor trustee so long as the additional or successor trustee has agreed in writing to be bound, or is otherwise bound, by the terms of this Agreement; provided, however, that each of Parent or Merger Sub may, without the consent of any of the Founding Unitholders, assign this Agreement and any of their respective rights and obligations hereunder to one or more Affiliates of Parent or Merger Sub to which rights and obligations under the Merger Agreement are assigned in accordance with the Merger Agreement, but no such assignment will relieve Parent or Merger Sub of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement is void.

(d)                 Binding Successors.  Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Units, each Founding Unitholder agrees that, except as set forth in Schedule I, this Agreement and the obligations hereunder shall attach to the Covered Units beneficially owned by such Founding Unitholder and shall be binding upon any Person to which legal or beneficial ownership of such Covered Units shall pass, whether by operation of law or otherwise, including such Founding Unitholder’s heirs, guardians, administrators, representatives or successors.  Each Person named, designated or acting as a proxy or attorney-in-fact under Section 1(c)(i) shall be subject to and bound by the terms and provisions of this Agreement.

(e)                 Modification or Amendments.  Subject to the provisions of applicable Law, the Parties may modify or amend this Agreement only by written agreement executed and delivered by the Parties.

(f)                 FIRPTA Certificate.   At the Closing, each Founding Unitholder that is a natural person will deliver to Parent a certificate, dated as of the Closing Date and substantially in the form and to the effect of Exhibit C to the Merger Agreement, which satisfies the requirements set forth in Treasury Regulation Section 1.1445-2(b)(2), attesting that such Founding Unitholder is not a “foreign person” for U.S. federal income Tax purposes.

(g)                Notices.  All notices, requests, permissions, waivers and other communications hereunder will be in writing and will be deemed to have been duly given (i) when sent, if sent by facsimile or electronic mail (.pdf), (ii) when delivered, if delivered personally to the intended recipient and (iii) one Business Day following sending by overnight delivery via an international courier service and, in each case, addressed to a Party at the following address for such Party (or to such other address as will be furnished in writing by any such Party to the other Parties in accordance with the provisions of this Section 8(g)):

If to Parent, or Merger Sub, to:

Flint Hills Resources, LLC
4111 East 37th Street North
Wichita, Kansas 67220
Fax No.: (316) 828-8245
Attn:         Alan Hallock
with a copy (which will not constitute notice) to:

Koch Companies Public Sector, LLC
4111 East 37th Street North
Wichita, Kansas 67220
Fax No.: (316) 828-8602
Attn:         Raffaele G. Fazio

and to:

Jones Day
1420 Peachtree Street
Atlanta, Georgia 30309
Fax No.: (404) 581-8330
Attn:          Bryan E. Davis
Troy B. Lewis

If to a Founding Unitholder:

At the address or fax number of such Founding Unitholder set forth on Schedule I hereto.  Notice to one Founding Unitholder does not constitute notice to any other Founding Unitholder.

(h)               Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(i)                  Remedies.  The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and it is accordingly agreed that the Parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, in accordance with this Section 8(i) in the Delaware Court of Chancery or any federal court sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity.  Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief as provided herein on the basis that (i) either Party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.  Each Party further agrees that no Party will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8(i), and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(j)                   No Waiver.  The failure of or delay by any Party in exercising any right hereunder will not operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.  Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such Party.

(k)                No Third Party Beneficiaries.  This Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties.  Any inaccuracies in such representations and warranties are subject to waiver by the Parties without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties and, consequently, may not accurately characterize actual facts or circumstances.

(l)                  Governing Law.  This Agreement and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) will be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to Contracts executed in and to be performed entirely within that State.

(m)               Submission to Jurisdiction.  By execution and delivery of this Agreement, each Party irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the Parties hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts.  Each of the Parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any such Proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8(m), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) such Proceeding in such court is brought in an inconvenient forum, (y) the venue of such Proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(n)                Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(n).

(o)                Construction.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be a substantive part of or to affect the meaning or interpretation of this Agreement.  Whenever required by the context, any pronoun used in this Agreement will include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs will include the plural and vice versa.  Except as otherwise provided herein, reference to any Contract, document, or instrument means such Contract, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof.  The use of the words “include” or “including” in this Agreement will be deemed to be followed by the words “without limitation”.  The use of the word “covenant” will mean “covenant and agreement”.  The use of the words “or,” “either” or “any” will not be exclusive.  Days means calendar days unless specified as Business Days.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Except as otherwise expressly provided elsewhere in this Agreement, any provision herein which contemplates the agreement, approval or consent of, or exercise of any right of, a Party, such Party may give or withhold such agreement, approval or consent, or exercise such right, in its sole and absolute discretion, the Parties hereby expressly disclaiming any implied duty of good faith and fair dealing or similar concept.

(p)                Counterparts.  This Agreement may be executed in counterparts (each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement) and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

(q)                 Expenses.  Each Party shall pay such Party’s own expenses incurred in connection with this Agreement.

(r)                  No Ownership Interest.  Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Units.  All rights, ownership and economic benefits of and relating to the Covered Units shall remain vested in and belong to the Founding Unitholders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of MLP or exercise any power or authority to direct the Founding Unitholders in the voting of any of the Covered Units, except as otherwise provided herein.

(s)                 Non-Recourse; Merger Agreement.

(i)                  Any claim or cause of action based upon or arising out of this Agreement may only be brought against Persons that are expressly named as Parties, or that are named, designated or acting as a proxy or attorney-in-fact under Section 1(c)(i), and then only with respect to the specific obligations set forth herein.  No former, current or future direct or indirect equityholders, controlling Persons, stockholders, directors, officers, employees, members, managers, agents, trustees, Affiliates, general or limited partners or assignees of the Parties (except permitted transferees hereunder) or of any former, current or future direct or indirect equityholder, controlling Person, stockholder, director, officer, employee, member, manager, agent, trustee, Affiliate, general or limited partner or assignee of any of the foregoing (collectively, but for the avoidance of doubt excluding the Parties, “Non-Party Affiliates”) will have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of any Party under this Agreement or for any Proceeding based upon or arising out of this Agreement, in each case whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable Proceeding, by virtue of any statute, regulation or applicable Law or otherwise and whether by or through attempted piercing of the corporate or partnership veil, by or through a claim by or on behalf of a Party hereto or another Person or otherwise.

(ii)                 Except for any liability or obligation arising under any Letter of Transmittal or any documentation delivered in connection with payment of Merger Related Consideration through DTC, none of the Founding Unitholders or the Non-Party Affiliates (excluding any that are party to the Merger Agreement) will have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of any party under the Merger Agreement, whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable Proceeding, by virtue of any statute, regulation or applicable Law or otherwise and whether by or through attempted piercing of the corporate or partnership veil, by or through a claim by or on behalf of any party to the Merger Agreement or another Person or otherwise.

(t)           Certain Definitions.   For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.  Certain other terms have the meanings ascribed to them below or elsewhere in this Agreement.

“Additional Owned Units” means all Common Units that are owned of record and beneficially by a Founding Unitholder and acquired after the date hereof.

“Affiliate” has the meaning set forth in the Merger Agreement; provided, however, that for purposes of this Agreement, none of the MLP Group Entities or GP Holdings shall constitute  an Affiliate of any Founding Unitholder.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Covered Units” means the Disclosed Owned Units and Additional Owned Units.

“Transfer” means, with respect to a Covered Unit, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Covered Unit or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each Contract, including any option, whether or not in writing, to effect any of the foregoing.  As a verb, “Transfer” shall have a correlative meaning.  Notwithstanding the foregoing, “Transfer” shall not include (i) any Transfer related to the death of a natural person so long as the transferee has agreed in writing to be bound, or is otherwise bound, by the terms of this Agreement or (ii) any Transfer from a trustee to an additional or successor trustee so long as the additional or successor trustee has agreed in writing to be bound, or is otherwise bound, by the terms of this Agreement.

[Signatures on Following Pages.]

IN WITNESS WHEREOF, Parent, Merger Sub and the Founding Unitholders have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:

Flint Hills Resources, LLC

Name:	Anthony J. Sementelli
Title:	Executive Vice President & Chief
Financial Officer

MERGER SUB:

FHR Propylene, LLC

Name:	Anthony J. Sementelli
Title:	Executive Vice President & Chief
Financial Officer

[Signatures Continue on Following Page.]

[Signature Page to Support Agreement]

FOUNDING UNITHOLDER:

NATHAN L. TICATCH

[Signature Page to Support Agreement]

FOUNDING UNITHOLDER:

U.S. TRUST COMPANY OF DELAWARE TRUSTEE OF THE TICATCH FAMILY 2012 GST TRUSTS

Name:
Title:

[Signature Page to Support Agreement]

The undersigned sign this Agreement solely in the capacities and for the purposes set forth below, and, except for Nathan L. Ticatch, are not Founding Unitholders or Parties to this Agreement.

INVESTMENT ADVISORS TO THE TICATCH FAMILY 2012 GST TRUSTS

NATHAN L. TICATCH
Investment Advisor of the Ticatch
Family 2012 GST Trusts

PAULA T. TICATCH
Investment Advisor of the Ticatch
Family 2012 GST Trusts

CONSENT OF SPOUSE

I, Paula T. Ticatch, the spouse of Nathan L. Ticatch, have had an opportunity to review this Agreement and clearly understand the provisions contained herein.  I hereby approve this Agreement and appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under this Agreement.  I agree to be bound by and accept the provisions of this Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Covered Units held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of this Agreement. I agree to join with my spouse in giving any written instructions under Section 3(f) of this Agreement.

PAULA T. TICATCH

[Signature Page to Support Agreement]

EXHIBIT A

Form of
Unitholder Consent